UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011

ATHEROS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Technology Drive, San Jose, California 95110

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 773-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 7, 2011, Atheros Communications, Inc. (the “Company”) issued a press release announcing that its March 7, 2011 special meeting of Atheros stockholders, previously scheduled to approve the Company’s proposed acquisition by QUALCOMM Incorporated (“QUALCOMM”) pursuant to an Agreement and Plan of Merger dated as of January 5, 2011, by and among the Company, QUALCOMM and T Merger Sub, Inc., a wholly owned subsidiary of QUALCOMM, will be convened as scheduled and adjourned without a vote on the merger proposal. Atheros will adjourn the special meeting so that stockholders may review certain supplemental disclosures required by the Delaware Court of Chancery pursuant to an order dated March 4, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Number	Title

99.1	Press Release dated March 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2011	ATHEROS COMMUNICATIONS, INC.

	By:	/s/ Adam H. Tachner
Adam H. Tachner
Vice President and General Counsel

EXHIBIT INDEX

Number	Title

99.1	Press Release dated March 7, 2011.

4